UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011

WELLS CORE OFFICE INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Core Office Income REIT, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated June 27, 2011 and filed on June 28, 2011 to provide the required financial statements relating to the acquisition by the Registrant of the 7601 Technology Way Building (the “7601 Technology Way Building”), as described in such Current Report.
Item 9.01.     Financial Statements and Exhibits.

(a)    Financial Statements. The following financial statements of the 7601 Technology Way Building and the Registrant are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(b)    Pro Forma Financial Information. See Paragraph (a) above.

7601 Technology Way Building

Independent Auditors' Report	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2010 (audited) and for the three months ended March 31, 2011 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2010 (audited) and for the three months ended March 31, 2011 (unaudited)	F-3

Wells Core Office Income REIT, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of March 31, 2011 (unaudited)	F-6

Pro Forma Statement of Operations for the three months ended March 31, 2011 (unaudited)	F-9

Pro Forma Statement of Operations for the year ended December 31, 2010 (unaudited)	F-11

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC.

Dated: August 11, 2011	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President, Secretary and Treasurer

3

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of
Wells Core Office Income REIT, Inc.
Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the 7601 Technology Way Building (the “Building”) for the year ended December 31, 2010. This statement is the responsibility of the Building's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues over certain operating expenses described in Note 2 of the Building for the year ended December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia
August 11, 2011

7601 Technology Way Building
Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2010 (audited)
and the three months ended March 31, 2011 (unaudited)

	March 31, 2011	December 31, 2010
	(unaudited)
Revenues:
Base rent	$1,029,495	$4,117,979
Tenant reimbursements	47,682	194,376
Total revenues	1,077,177	4,312,355

Expenses:
Real estate taxes	155,031	606,779
Repairs and maintenance	33,385	173,441
Management fees	16,531	83,592
Other	57,770	304,671
Total expenses	262,717	1,168,483
Revenues over certain operating expenses	$814,460	$3,143,872

See accompanying notes.

7601 Technology Way Building
Notes to Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2010 (audited)
and the three months ended March 31, 2011 (unaudited)

1. Description of Real Estate Property Acquired

On June 27, 2011, Wells Core Office Income REIT, Inc. (the “Registrant”), through a wholly-owned subsidiary, acquired a fee-simple interest in a six-story office building (the "7601 Technology Way Building"). The 7601 Technology Way Building contains approximately 183,000 rentable square feet and is located on approximately 9.9 acres of land in Denver, Colorado. The 7601 Technology Way Building was purchased from LBA Realty Fund II-Company VII, LLC (the "Seller"). Total consideration for the acquisition was approximately $41.5 million, exclusive of closing costs. The Registrant is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. The Registrant was incorporated on July 3, 2007 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the 7601 Technology Way Building after its acquisition by the Registrant.

3. Significant Accounting Policies

Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable decreased rental revenue by approximately $73,516 for the year ended December 31, 2010 and approximately $18,379 for the three months ended March 31, 2011.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The 7601 Technology Way Building is currently 100% leased to Jackson National Life Insurance Company (“Jackson National Life”) through March 2017. Jackson National Life has the right to extend the term of its lease for two additional five-year renewal periods at 95% of the then-current market rate. Jackson National Life contributed 100% of the rental income for the year ended December 31, 2010 and for the three months ended March 31, 2011.

5. Future Minimum Rental Commitments

At December 31, 2010, future minimum rental commitments for the years ended December 31 are as follows:

2011	$4,356,083
2012	4,410,945
2013	4,493,239
2014	4,520,670
2015	4,685,257
Thereafter	5,925,150
$28,391,344

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the three months ended March 31, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS CORE OFFICE INCOME REIT, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Wells Core Office Income REIT, Inc. (the "Registrant") included in its annual report filed on Form 10-K for the year ended December 31, 2010 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2011. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of certain acquired properties included in this current report.
The following unaudited pro forma balance sheet as of March 31, 2011 has been prepared to give effect to the acquisitions of the Duke Bridges I and II Buildings, the Miramar Centre II Building, and the 7601 Technology Way Building (the "Q2 2011 Acquisitions") as if the acquisitions occurred on March 31, 2011. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the 7601 Technology Way Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.
The following unaudited pro forma statement of operations for the three months ended March 31, 2011 has been prepared to give effect to the acquisitions of the Westway One Building and the Q2 2011 Acquisitions as if the acquisitions occurred on January 1, 2010.
The following unaudited pro forma statement of operations for the year ended December 31, 2010 has been prepared to give effect to the acquisitions of the Royal Ridge V Building, the 333 East Lake Building (the "2010 Acquisitions"), the Westway One Building and the Q2 2011 Acquisitions as if the acquisitions occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2010 Acquisitions, the Westway One Building and the Q2 2011 Acquisitions been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Q2 2011 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2011
(in thousands)
(unaudited)

ASSETS

		Pro Forma Adjustments
		Q2 2011 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Duke Bridges		Miramar Centre II		7601 Technology Way		Other		Pro Forma Total
Real estate assets, at cost:
Land	$4,778	$7,144	(b)	$3,204	(b)	$5,933	(b)	$—		$21,059
Buildings and improvements, less accumulated depreciation	47,548	31,896	(b)	14,720	(b)	29,328	(b)	—		123,492
Intangible lease assets, less accumulated amortization	5,077	7,963	(b)	2,230	(b)	5,143	(b)	—		20,413
Total real estate assets	57,403	47,003		20,154		40,404		—		164,964

Cash and cash equivalents	6,787	(12,967)	(c)	(1,279)	(c)	(1,004)	(c)	40,960	(d)	971
				—				(926)	(e)
								(30,600)	(f)
Tenant receivables	239	—		—				—		239
Prepaid expenses and other assets	235	—		—				—		235
Deferred financing costs, less accumulated amortization	1,062	—		—		298	(g)	—		1,360
Intangible lease origination costs, less accumulated amortization	2,352	1,998	(b)	767	(b)	1,097	(b)	—		6,214
Deferred lease costs, less accumuulated amortization	—	—		289	(h)	—		—		289
Total assets	$68,078	$36,034		$19,931		$40,795		$9,434		$174,272

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2011
(in thousands)
(unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

		Pro Forma Adjustments
		Q2 2011 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Duke Bridges		Miramar Centre II		7601 Technology Way		Other		Pro Forma Total
Liabilities:
Lines of credit and notes payable	$19,900	$35,500	(i)	$19,300	(i)	$15,600	(i)	$(30,600)	(f)	$84,600
						24,900	(j)
Accounts payable and accrued expenses	1,132	460	(k)	289	(h)	295	(k)	—		2,176
Due to affiliates	972	—		—		—		—		972
Distributions payable	133	—		—		—		—		133
Deferred income	371	74	(l)	342	(l)	—	(l)	—		787
Total liabilities	22,508	36,034		19,931		40,795		(30,600)		88,668

Redeemable Common Stock	170	—		—		—		—		170

Stockholders' Equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; and 2,225,330 issued and outstanding as of March 31, 2011	22	—		—		—		19	(d)	41
Additional paid-in capital	49,253	—		—		—		40,941	(d)	90,194
Cummulative distributions in excess of earnings	(3,705)	—		—		—		(926)	(e)	(4,631)
Redeemable common stock	(170)	—		—		—		—		(170)
Total stockholders' equity	45,400	—		—		—		40,034		85,434
Total liabilities, redeemable common stock, and stockholders' equity	$68,078	$36,034		$19,931		$40,795		$9,434		$174,272

(a)	Historical financial information is derived from Wells Core REIT's quarterly report filed on Form 10-Q as of March 31, 2011.
(b)	Reflects the purchase price of the assets and liabilities obtained by Wells Core REIT in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Represents cash used to fund purchase of the assets obtained by the Registrant in connection with the respective acquisition.
(d)	Reflects capital raised through issuance of additional common stock subsequent to March 31, 2011 through June 27, 2011, net of organizational and offering costs, commissions and dealer-manager fees.
(e)	Represents acquisition fees of 2.0% of gross offering proceeds raised described in note (d) above.
(f)	Reflects pay down of acquisition-related borrowings using capital raised described in note (d) above.
(g)	Reflects deferred financing costs incurred in connection with the Technology Way Loan described in note (i) below.
(h)	Reflects an unfunded tenant allowance obligation assumed at acquisition.
(i)
Represents amounts drawn on the Regions Credit Facility that bears interest at rates equal to (1) LIBOR (subject to a LIBOR floor of 1.00%) plus the applicable LIBOR margin (the “LIBOR Rate”) or (2) the greater of (a) the prime rate announced by Regions Bank, (b) the Federal Funds Effective Rate plus 0.5% or (c) the 30-day LIBOR (adjusted daily) plus 1.0%, plus the applicable base rate margin (the “Base Rate”). The applicable LIBOR margin may vary from 3.0% to 4.0% and the applicable base rate margin may vary from 2.0% to 3.0% based on our then-current leverage ratio.

(j)
Represents a mortgage loan obtained in connection with the acquisition of 7601 Technology Way. The Technology Way Loan provides for interest to be incurred based on, at our option, LIBOR for one-, two-, three-, or six-month periods, plus 2.00% (the “LIBOR Rate”), or at an alternate base rate (the “Base Rate”), plus 1.00%. The Base Rate for any day is the greatest of (1) the rate of interest publicly announced by PNC Bank, National Association as its prime rate in effect at its principal office for such day; (2) the federal funds rate for such day plus 0.75%; or (3) the one-month LIBOR Rate for such day plus 1.00%.

(k)	Represents real estate tax and deferred tenant allowance liabilities assumed at acquisition.
(l)	Represents operating expense reconciliation liability assumed at acquisition.
The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(in thousands)
(unaudited)

		Pro Forma Adjustments
				Q2 2011 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Westway One		Duke Bridges		Miramar Centre II		7601 Technology Way		Pro Forma Total
Revenues:
Rental income	$1,329	$185	(b)	$1,171	(b)	$408	(b)	$936	(b)	$4,029
Tenant reimbursements	496	110	(c)	330	(c)	209	(c)	48	(c)	1,193
	1,825	295		1,501		617		984		5,222
Expenses:
Property operating costs	620	112	(d)	565	(d)	170	(d)	264	(d)	1,731
Asset and property management fees:
Related party	117	17	(e)	92	(e)	40	(e)	78	(e)	344
Other	23	—		—		—		—		23
Depreciation	469	76	(f)	384	(f)	132	(f)	258	(f)	1,319
Amortization	186	34	(g)	256	(g)	112	(g)	178	(g)	766
General and administrative	496	—		—		—		—		496
Acquisition fees and expenses	988	—		—		—		—		988
	2,899	239		1,297		454		778		5,667
Real estate operating income (loss)	(1,074)	56		204		163		206		(445)
Other income (expense):
Interest expense	(480)	(8)	(h)	(13)	(h)	(6)	(h)	(11)	(h)	(659)
								(141)	(i)
Interest and other income	—	—		—		—		—		—
	(480)	(8)		(13)		(6)		(152)		(659)

Income (loss) before income tax expense	(1,554)	48		191		157		54		(1,104)
Income tax expense	(11)	—		—		—		—		(11)
Net income (loss)	$(1,565)	$48		$191		$157		$54		$(1,115)
Per-share information - basis and diluted	$(1.14)									$(0.27)
Weighted-average common shares outstanding - basic and diluted	1,378									4,077

(a)	Historical financial information derived from Wells Core REIT's quarterly report filed on Form 10-Q for the period ended March 31, 2011.
(b)
Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)
Represents additional interest expense that would have been incurred if the balance for the Regions Credit Facility had an average outstanding balance of $48.6 million for the three months ended March 31, 2011, calculated using an interest rate of approximately 4.26%, which is calculated using an average LIBOR rate of 0.26% plus an applicable margin of 400 bps.

(i)
Represents additional interest expense that would have been incurred if the $24.9 million outstanding related to the Technology Way Loan had been entered into as of January 1, 2010, calculated using an interest rate of approximately 2.26%, which is calculated using an average LIBOR rate of 0.26% plus an applicable margin of 200 bps.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(in thousands)
(unaudited)

		Pro Forma Adjustments
						Q2 2011 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	2010 Acquisitions		Westway One		Duke Bridges		Miramar Centre II		7601 Technology Way		Pro Forma Total
Revenues:
Rental income	$657	2,541	(b)	$2,557	(b)	$4,685	(b)	$1,631	(b)	$4,025	(b)	$16,096
Tenant reimbursements	98	569	(c)	1,518	(c)	1,289	(c)	1,510	(c)	194	(c)	5,178
	755	3,110		4,075		5,974		3,141		4,219		21,274
Expenses:
Property operating costs	226	1,223	(d)	1,545	(d)	2,446	(d)	1,348	(d)	1,168	(d)	7,956
Asset and property management fees:
Related party	29	166	(e)	233	(e)	368	(e)	161	(e)	311	(e)	1,268
Other	15	—		—		—		—		—		15
Depreciation	252	838	(f)	1,050	(f)	1,534	(f)	531	(f)	1,034	(f)	5,239
Amortization	89	305	(g)	471	(g)	1,023	(g)	448	(g)	710	(g)	3,046
General and administrative	695			—		—		—		—		695
Acquisition fees and expenses	669			—		—		—		—		669
	1,975	2,532		3,299		5,371		2,488		3,223		18,888
Real estate operating income (loss)	(1,220)	578		776		603		653		996		2,386
Other income (expense):
Interest expense	(320)	(375)	(h)	(381)	(i)	(602)	(i)	(264)	(i)	(510)	(i)	(3,017)
										(565)	(j)
Interest and other income	—			—		—		—		—		—
	(320)	(375)		(381)		(602)		(264)		(1,075)		(3,017)

Income (loss) before income tax expense	(1,540)	203		395		1		389		(79)		(631)
Income tax expense	(4)			—		—		—		—		(4)
Net income (loss)	$(1,544)	203		$395		$1		$389		$(79)		$(635)
Per-share information - basis and diluted	$(13.48)											$(0.16)
Weighted-average common shares outstanding - basic and diluted	115											4,077

(a)	Historical financial information derived from Wells Core REIT's annual report filed on Form 10-K for the year ended December 31, 2010.
(b)
Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)
Represents additional interest expense that would have been incurred if the $11.1 million outstanding related to the Royal Ridge V Loan had been entered into as of January 1, 2010 calculated using an interest rate of approximately 4.0% for the period from January 1, 2010 to October 7, 2010 (the acquisition date of the Royal Ridge V Building).

(i)
Represents additional interest expense that would have been incurred if the balance for the Regions Credit Facility had an average outstanding balance of $48.6 million for the twelve months ended December 31, 2010, calculated using an interest rate of approximately 4.27%, which is calculated using an average LIBOR rate of 0.27% plus an applicable margin of 400 bps.

(j)
Represents additional interest expense that would have been incurred if the $24.9 million outstanding related to the Technology Way Loan had been entered into as of January 1, 2010, calculated using an interest rate of approximately 2.27%, which is calculated using an average LIBOR rate of 0.27% plus an applicable margin of 200 bps.

The accompanying notes are an integral part of this statement.